SERIES A WARRANT AMENDMENT AGREEMENT

This SERIES A WARRANT AMENDMENT AGREEMENT (this “Amendment”), dated as of June 13, 2014, by and among Senesco Technologies, Inc., a Delaware corporation (the “Company”), and the investors listed on the signature pages attached hereto (the “Holders”).

WHEREAS, on December 16, 2013, the Company issued to the Holders those certain Common Stock Purchase Warrants to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with an exercise price of $3.00 per share and a term of six months (the “Series A Warrants”);

WHEREAS, pursuant to Section 5(l) of the Series A Warrants, the Series A Warrants may be amended only with the written consent of the Company and the Holders holding at least 51% in interest of the Series A Warrants outstanding at the time; and

WHEREAS, to induce the exercise of the Series A Warrants, the Company and the Holders now desire to amend the Series A Warrants to, among other things, extend the term of the Series A Warrants, remove the cashless exercise provision and allow each holder of Series A Warrants to determine whether to waive certain provisions of the Series A Warrant.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  Definition of “Termination Date”. Effective upon the Effective Date, the definition of the term “Termination Date” shall be revised to now mean December 16, 2014.

2.                  Section 2(a) of the Series A Warrant. Effective upon the Effective Date, the second sentence of Section 2(a) of each Series A Warrant is hereby amended and restated in its entirety to read as follows:

“Within three (3) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank.”

3.                  Section 2(c) of the Series A Warrant. Effective upon the Effective Date, Section 2(c) of each Series A Warrant is hereby amended and restated in its entirety to read as follows:

“c) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for the thirty (30) trading days (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for the thirty (30) trading days (or the nearest preceding date) on the OTC Bulletin Board, OTC Markets or the “Pink Sheets” published by Pink OTC Markets, Inc., or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.”

4.                  Section 2(d)(i) of the Series A Warrant. Effective upon the Effective Date, the first two sentences of Section 2(d)(i) of each Series A Warrant are hereby amended and restated in their entirety to read as follows:

“The Company shall use best efforts to cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is one (1) Trading Day after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid.”

5.                  Section 2(e) of the Series A Warrant. Effective upon the Effective Date, Section 2(e) of each Series A Warrant is hereby amended to insert the following sentence at the end of the section:

“Notwithstanding anything to the contrary, the limitations contained in this paragraph shall not apply to any Holder that, at the time of the requested exercise of this Warrant, certifies to the Company that he, she or it was, immediately prior to such request, required to report his, her or its holdings and transactions relating to securities of the Company pursuant to Section 16 of the Exchange Act.”

6.                  Section 5(f) of the Series A Warrant. Effective upon the Effective Date, Section 5(f) of each Series A Warrant is hereby amended and restated in its entirety to read as follows:

“f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.”

7.                  Notice of Exercise. Effective upon the Effective Date, the Notice of Exercise of each Series A Warrant is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

8.                  Effective Date. This Amendment shall become effective upon execution by the Company and Holders holding at least 51% in interest of the Series A Warrants outstanding at the time (referred to herein as the “Effective Date”).

9.                  Except as specifically amended herein, all terms and conditions contained in the Series A Warrants shall remain in full force and effect. To the extent there is any conflict between the Series A Warrants and this Amendment, the terms of this Amendment shall prevail.

10.              This Amendment shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York and shall be binding upon the Holders, the Holders’ heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

11.              This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and may be executed by facsimile signatures.

* * * * * * *

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

SENESCO TECHNOLOGIES, INC.

By:____________________________

Name:

Title:

HOLDER:

_______________________________

By:____________________________

Name:

Title:

[Signature Page to the Series A Warrant Amendment Agreement]

EXHIBIT A

NOTICE OF EXERCISE

To: Senesco Technologies, Inc.

(1)   The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)   Payment shall take the form of lawful money of the United States; or

(3)   Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate or DRS statement to:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: _______________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: _______________________________________________________________________________________

[Notice of Exercise of Series A Warrant, As Amended]